UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 8, 2026

Faraday Future Intelligent Electric Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39395	84-4720320
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1990 E. Grand Avenue El Segundo, CA	90245
(Address of principal executive offices)	(Zip Code)

(424) 276-7616

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	FFAI	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for shares of Class A common stock at an exercise price of $110,400.00 per share	FFAIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Amended and Restated Securities Purchase Agreement

As previously disclosed in the Current Report on Form 8-K filed with the Securities and Exchange Commission on July 16, 2025 (the “Original Report”), on July 14, 2025, Faraday Future Intelligent Electric Inc., a corporation incorporated under the laws of the State of Delaware (the “Company”) entered into a Securities Purchase Agreement (the “July SPA”) with certain investors party thereto (collectively, the “Investors”), pursuant to which the Company agreed to sell, and the Investors agreed to purchase, in two closings, for an aggregate purchase price of $82 million, (i) certain senior unsecured convertible notes in the aggregate original principal amount of $82 million (the “Unsecured Notes”), (ii) common stock purchase warrants (the “Common Warrants”) to purchase up to a number of shares of the Company’s Class A common stock, par value $0.0001 per share (the “Common Stock”), equal to one third of the shares of Common Stock issuable upon conversion of the Unsecured Notes, which is the product of (A) the principal amount of Unsecured Notes issued at a Closing divided by (B) the initial conversion price of the Unsecured Notes, and (iii) at the Initial Closing (as defined below), shares of Series B Preferred Stock, par value $0.0001 per share (the “Series B Preferred Stock”). The initial closing (the “Initial Closing”) occurred on August 22, 2025, and the subsequent closing (the “Second Closing”) has not yet occurred. The Original Report is incorporated herein by reference. Capitalized terms not defined herein shall have the meaning set forth in the Original Report.

On July 9, 2026 (the “Signing Date”), the Company and the Investors entered into an Amended and Restated Securities Purchase Agreement (the “A&R Purchase Agreement”) to amend and restate the July SPA to (i) split the Second Closing into eight separate closings (each, a “Subsequent Closing” and collectively, the “Subsequent Closings” and the eighth Subsequent Closing, the “Final Closing”); (ii) eliminate the obligation to issue to the Investors, other than one such Investor, Common Warrants associated with the Unsecured Notes to be issued at the Subsequent Closings; and (iii) remove the obligation to register the shares of Common Stock issuable upon conversion of the Unsecured Notes and exercise of the Common Warrants for resale by the Investors.

Amended and Restated Unsecured Notes; Amended and Restated Common Warrants

The terms of the amended and restated Unsecured Notes (the “A&R Notes”) remain substantially similar to the form of Unsecured Notes filed as Exhibit 4.1 to the Original Report, except that the conversion price will only be adjusted upon (i) the Final Closing, to 100% of the Closing Bid Price (as defined in the A&R Notes) on the trading day immediately prior to the Final Closing; and (ii) the receipt of Stockholder Approval (as defined in the A&R Purchase Agreement), to 100% of the Closing Bid Price on the trading day immediately prior to the receipt of Stockholder Approval. The terms of the amended and restated Common Warrants (the “A&R Warrants”) remain substantially similar to the form of Common Warrant filed as Exhibit 4.2 to the Original Report, except that the exercise price will only be adjusted upon (i) the Final Closing, to 120% of the Closing Bid Price (as defined in the A&R Warrants) on the trading day immediately prior to the Final Closing; and (ii) the receipt of Stockholder Approval, to 120% of the Closing Bid Price on the Trading Day immediately prior to the receipt of Stockholder Approval.

Warrant Termination Agreement

On July 8 and July 9, 2026, the Company entered into warrant termination agreements (each, a “Termination Agreement” and collectively, the “Termination Agreements”) with holders (collectively, the “Warrant Holders”) of certain of the Company’s outstanding common stock purchase warrants (collectively, the “Warrants”).

Pursuant to the Agreements, the Company and the Warrant Holders mutually agreed to terminate and cancel Warrants to purchase an aggregate of 5,359,525 shares of Common Stock, which Warrants were issued by the Company pursuant to (i) that certain securities purchase agreement (the “December SPA”) by and among the Company and the investors party thereto, dated December 21, 2024; and (ii) that certain securities purchase agreement (the “March SPA”) by and among the Company and the investors party thereto, dated March 21, 2025, as applicable.

The Current Reports on Form 8-K describing the December SPA, the March SPA and the July SPA and the transactions contemplated thereby, were filed by the Company with Securities and Exchange Commission on December 23, 2024, March 24, 2025, and July 16, 2025, respectively, and are incorporated herein by reference.

The foregoing summaries of the A&R Purchase Agreement, A&R Notes, A&R Warrants and Termination Agreements do not purport to be complete and are subject to, and are qualified in their entirety by, the full text of the A&R Purchase Agreement and the form of Termination Agreement, A&R Notes and A&R Warrants, which are filed as Exhibits 10.1, 10.2, 4.1, and 4.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement.

The disclosure included in Item 1.01 of this Current Report on Form 8-K with respect to the Termination Agreements is incorporated herein by reference.

Item 8.01 Other Events

On July 10, 2026, the Company issued a press release announcing the execution of the A&R Purchase Agreement and the Termination Agreements. The information contained in this Current Report on Form 8-K, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
4.1	Form of Amended and Restated Note.
4.2	Form of Amended and Restated Warrant.
10.1	Amended and Restated Securities Purchase Agreement, dated July 9, 2026, by and between Faraday Future Intelligent Electric Inc. and the Investors Party thereto.
10.2	Form of Warrant Termination Agreement.
99.1	Press Release dated July 10, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARADAY FUTURE INTELLIGENT ELECTRIC INC.

Date: July 10, 2026	By:	/s/ Koti Meka
	Name:	Koti Meka
	Title:	Chief Financial Officer

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